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                                                                   Exhibit 10.15

                               FIRST AMENDMENT TO
                    STOCK RESTRICTION AND BUY-SELL AGREEMENT


     This First Amendment to Stock Restriction and Buy-Sell Agreement (the "Amendment") is made as of the 15th day of July, 1996, day of October, 1996 by and between John C. Sloan ("Sloan"), Jorge Andrade ("Andrade"), John Funk ("Funk") and Howard Buffett ("Buffett"), and The GSI Group, Inc., a Delaware corporation (the "Corporation").

                                R E C I T A L S:
                                ----------------

     A. The parties hereto are parties to that certain Stock Restriction and Buy-Sell Agreement dated as of June 6, 1996 (the "Agreement"), which Agreement imposes certain rights and restrictions on the Shareholders in connection with the sale or disposition of their Shares.

     B. The parties hereto desire to amend the Agreement in accordance with the terms and conditions set forth below.

     NOW, THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. The Recitals are incorporated herein and constitute covenants, representations and warranties of the Shareholders. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless the context in which such terms are used clearly indicates a contrary intention.

          2. Section 5.1 of the Agreement is hereby amended by deleting the words "Decedent's death" wherever such words appear in subsection (ii) and
     (iii) thereof and substituting in place thereof the words "Event (as defined below)".

          3. Section 5.2 of the Agreement is hereby amended by deleting the words "Decedent's death" in the third line thereof and substituting in place thereof the words "Event (as defined below)". In addition, the words "on the Decedent's estate, the Representative and all other" shall be deleted in the last line of said Section and substituting in place thereof the words "on all."

          4. A Section 6.5 is hereby added to the Agreement, which states as follows:
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               "6.5  Prepayment of Note. If following the death of a Former
     Shareholder (as defined below), the Corporation receives payment (whether as a contribution to its capital or otherwise) by the Trustee (as defined in the Cross Purchase Agreement) or the Remaining Shareholders of the proceeds of one or more insurance policies on the life of the Former Shareholder, the Corporation shall upon receipt of such proceeds prepay to the extent thereof the unpaid balance, if any, of principal plus accrued interest under an outstanding Note payable by the Corporation to the Former Shareholder for the Former Shareholder's Shares. As used herein, the term "Former Shareholder" means any person who previously owned voting Shares, but who, at the time of his death, no longer owns Shares."

          5. Exhibit "A" to the Agreement is hereby amended and restated in the form of Amended and Restated Exhibit "A" attached hereto.

          6. Except as expressly amended by this Amendment, the Agreement shall remain unchanged and in full force and effect.

                                        The GSI Group, Inc.


                                        By: /s/ John C. Sloan
                                            ------------------------------
                                        Title:       CEO
                                               ---------------------------


                                        /s/ John C. Sloan
                                        ----------------------------------
                                        John C. Sloan


                                        /s/ Jorge Andrade
                                        ----------------------------------
                                        Jorge Andrade


                                        /s/ John Funk
                                        ----------------------------------
                                        John Funk


                                        /s/ Howard Buffett
                                        ----------------------------------
                                        Howard Buffett


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